Management Presentation May 7, 2013 Exhibit 99.1

Disclaimer
This presentation contains, and XPO Logistics, Inc. (the “Company”) may from time to time make, written or oral “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. All statements, other than statements of historical facts, made in this presentation that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the Company’s business and operations, the Company’s 2013 outlook, and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that could adversely affect actual results and performance include, among others, economic conditions generally; competition; the Company’s ability to find suitable acquisition candidates and execute its acquisition strategy; the Company’s ability to raise capital; the Company’s ability to attract and retain key employees to execute its growth strategy; the Company’s ability to develop and implement a suitable information technology system; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; litigation; and governmental regulation.
Additional factors that could cause actual results to differ materially from those projected in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). This presentation should be read in conjunction with the
Company’s filings with the SEC, which are available to the public over the Internet at www.sec.gov and the Company’s website
www.xpologistics.com. All forward-looking statements made in this presentation speak only as of the date of this presentation. All forward-looking statements made in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligation to update any such forward-looking statements, including its 2013 outlook.

A Large Market Opportunity
Sources: American Trucking Association, Armstrong & Associates, EVE Partners LLC
Worldwide logistics: >$3 trillion
U.S. logistics: >$1 trillion
U.S. trucking: ~$350 billion
U.S. truck brokerage ~$50 billion

Long-term outsourcing trend
Brokers add efficiency to both shippers and carriers
– Shippers gain access to thousands of carriers
– Carriers gain access to millions of loads
85% of shipments are not presently handled by brokers
$300 billion untapped opportunity
Truck Brokerage Growing at 2x to 3x GDP
Sources: American Trucking Association, Armstrong & Associates
We expect 15% penetration to increase

More than 10,000 licensed brokers in the U.S.
Only about 25 brokers with more than $200 million in revenue
Large potential acquisition universe
Lack of working capital can motivate sellers
Brokerage Is a Highly Fragmented Market
Source: Armstrong & Associates

The XPO Growth Strategy
On track or ahead of plan with all parts of the strategy
Build a multi-billion dollar transportation and logistics
service provider
– Acquire attractive companies that are highly scalable
– Open cold-starts in prime recruitment areas
– Significantly scale up and optimize operations
Instill a passionate, world-class culture of customer service

Major Accomplishments in 17 Months
Grew footprint to 62 locations
Completed seven strategic acquisitions
Opened 18 cold-starts, eight of them in freight brokerage
Established national operations center
Increased overall headcount from 208 to more than 1,000
– Over 790 customer-facing employees
– Targeting 1,600 total employees by year-end 2013

Major Accomplishments in 17 Months
Foundation in place for a much larger company
Implemented leading edge training programs
Introduced scalable IT platform and three major upgrades
Established strategic accounts program
Raised $289 million in common stock and convertible debt
Dynamic team culture, hungry for growth

Capitalize on attractive acquisition universe
Aggressively expand sales force
Connect to entire organization via XPO technology
Draw on shared capacity
Cross-sell services company-wide
Gain customers, carriers, lane and pricing histories with
each acquisition
Strategy Part One: Acquisitions

Acquired May 2013
Highly scalable freight brokerage business
TTM revenue of $28 million (3/31/13)
Retained owner Sean Snow to grow the operation
– Former president of England Logistics
Three locations serve diversified customer base
– Salt Lake City will become a mega-branch
– Scale up Minneapolis and Louisville
Acquired Interide Logistics

Acquired October 2012
28-year-old freight brokerage business
TTM revenue of $124 million (9/30/12)
Specializes in Fortune 500 customers
Locations in Gainesville (Georgia); Reno; Chicago; Dallas
Fast growth, led by industry veterans
– Retained experienced management
Acquired Turbo Logistics

Interide Logistics, freight brokerage (May 2013)
Covered Logistics, freight brokerage (Feb. 2013)
East Coast Air Charter, air expedited (Feb. 2013)
Turbo Logistics, freight brokerage (Oct. 2012)
BirdDog Logistics, freight brokerage (Oct. 2012)
Kelron Logistics, freight brokerage (Aug. 2012)
Continental Freight Services, freight brokerage (May 2012)
On Track With Acquisitions

Opened 18 cold-starts to date
– Eight in freight brokerage
– Nine in freight forwarding
– One in expedite
Open branches with strong leaders from the industry
Position in prime recruitment areas
Scale up rapidly by adding salespeople
Strategy Part Two: Cold-starts

Rapidly expand sales force with aggressive recruiting and
on-boarding, including off-site training
Identify branches capable of mega-growth:
– Charlotte, North Carolina
– Chicago, Illinois
– Gainesville, Georgia
– Salt Lake City, Utah
Drive operational efficiency through shared services
Accelerate sales and marketing
Strategy Part Three: Scale and Optimization

Customers Will Drive Growth
$50 billion addressable market and growing
Diversified customer base of manufacturing, industrial, retail, commercial, life sciences, government-related
Divisional cross-sell to new and existing customers
Differentiate as a world-class customer service organization
Single point of contact for each prospect in our database
Source: EVE Partners LLC

Differentiate XPO through superior technology
Purchase transportation more efficiently as data pool grows
Introduced proprietary freight optimizer software in 2012
2012 enhancements: advanced load-covering and pricing tools
2013 enhancements to date: new carrier rating engine and
LTL upgrades
2013 agenda: new customer and carrier portals
Scalable Technology Platform

Founded and led four highly successful companies
Amerex Oil Associates:
Built one of world’s largest oil brokerage firms
Hamilton Resources:
Grew global oil trading company to ~$1 billion
United Waste:
Created fifth largest solid waste business in North America
United Rentals:
Built world’s largest equipment rental company
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
CEO Bradley S. Jacobs

Highly Skilled Management Team
Partial list below
NCR, Avery Dennison, Arrow Electronics
AutoNation, Skadden Arps
Oakleaf Waste Management
Echo Global Logistics
Electrolux, Union Pacific, Odyssey Logistics
United Rentals, United Waste
Compass Group
Goldman Sachs, UBS, JPMorgan Chase
C.H. Robinson, Knight Brokerage
Stifel Nicolaus, Alex. Brown
C.H. Robinson, American Backhaulers
Sean Fernandez
Chief Operating Officer
Gordon Devens
General Counsel
Mario Harik
Chief Information Officer
David Rowe
Chief Technology Officer
Lou Amo
VP, Carrier Procurement
Troy Cooper
SVP, Operations
John Tuomala
VP, Talent Management
Scott Malat
Chief Strategy Officer
Greg Ritter
SVP, Strategic Accounts
John Hardig
Chief Financial Officer
Marie Fields
Director of Training
The full management team can be found on www.xpologistics.com

19 Financial Overview

2011 revenue of $177 million
2012 revenue of $279 million
Currently in excess of $500 million annual revenue run rate
Q1 2013 total revenue: $114 million* – up 156% YOY
– Freight brokerage: $78.2 million – up 887%
– Expedited transportation: $23.9 million – up 6.5%
– Freight forwarding: $16.2 million – up 5%
Approximately $206 million cash as of March 31, 2013
Key Financial Statistics
* Net of intercompany eliminations
Source: Company data

21 Annual revenue run rate of more than $1 billion as of December 31 At least $300 million of acquired historical annual revenue Positive EBITDA in Q4 2013 2013 Financial Outlook

Incentivized Management
Equity ownership aligns management team with shareholders
Management and directors own 54% of the company
(1)
Common Stock Equivalent Capitalization (as of 3/31/13)
Common Shares 18.0 million
Preferred Shares 10.6 million
Warrants (Strike Price $7 per share) 10.7 million (6.3 million dilutive)
(2)
Convertible senior notes 8.7 million shares
(3)
Stock options and RSUs 1.0 million shares dilutive
(4)
Fully Diluted Shares Outstanding 44.6 million shares
(1)
Based on SEC beneficial ownership calculation
(2)
Dilutive effect of warrants calculated using treasury method (avg. market close price of $17.15 for Q1 2013); total warrant proceeds of $75 million
(3)
Assumes conversion in full of $143.75 million in aggregate principal amount of convertible senior notes issued in September and October 2012
(4) Dilutive effect of Q1 2013 weighted average outstanding RSUs and stock options calculated using treasury method (avg. market close price of
$17.15 for Q1 2013)

Conclusion

Large, growing, fragmented industry
Robust acquisition pipeline
Significant growth potential through cold-starts
Well-defined process to scale up operations
Passionate, world-class culture of customer service
Strong Fundamentals for Value Creation